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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: December 19, 1997

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                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           -------------------------

     Ohio                            0-19269                        31-1178151
----------------              ---------------------                 ----------
(STATE OR OTHER               (COMMISSION FILE NO.)                 (IRS EMPLOYER
JURISDICTION OF                                                      IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            -------------------------

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

                            -------------------------


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ITEM  4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 19, 1997, Sun Television and Appliances, Inc. ("Sun") replaced Coopers & Lybrand LLP ("Coopers & Lybrand") as the principal accountant for Sun. For the past two fiscal years, the reports of Coopers & Lybrand did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to replace Coopers & Lybrand was approved by the Audit Committee of the Board of Directors of Sun. The Audit Committee based its decision on the fact that Price Waterhouse LLP and Coopers & Lybrand have announced merger plans and R. Carter Pate, Sun's Chairman of the Board, President and Chief Executive Officer is a partner of Price Waterhouse LLP and a principal of BTS, LLC, a subsidiary of Price Waterhouse LLP.

         In connection with the audits of Sun's financial statements for each of the two most recent fiscal years ending March 1, 1997 and March 2, 1996 and in the subsequent interim period preceding Cooper & Lybrand's dismissal, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make references to the matter in their report.

         On December 19, 1997, Sun engaged as its new principal accountant KPMG Peat Marwick LLP. During the two most recent fiscal years and through the date of their appointment, Sun has not consulted with KPMG on matters of the type contemplated by Item 304(a)(2) of Regulation S-K.

         Sun has requested that Coopers & Lybrand furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements set forth in this Form 8-K. A copy of that letter, dated December 23, 1997, is filed herewith as Exhibit 16.1 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

        Exhibit No.                          Description

            16.1 Letter dated December 23, 1997 from Coopers & Lybrand LLP, Registrant's certifying accountant.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUN TELEVISION AND APPLIANCES, INC.


Date:    December 23, 1997             By: /s/ John J. Lynch
                                          -----------------------------------
                                       John J. Lynch, Chief Financial Officer,
                                       Controller, and Treasurer




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                                  EXHIBIT INDEX


 Exhibit No.                  Description                                Page

    16.1       Letter dated December 23, 1997 from Coopers &
               Lybrand LLP, Registrant's certifying accountant